SCUDDER HEALTH CARE FUND

                       SCUDDER TECHNOLOGY INNOVATION FUND

                    Each a series of Scudder Securities Trust


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                       STATEMENT OF ADDITIONAL INFORMATION

                          Class AARP and Class S Shares


                  October 1, 2001, as revised January 22, 2002




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This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Health Care Fund and Scudder Technology Innovation Fund dated October 1, 2001, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Annual Report to Shareholders of Scudder Health Care Fund and Scudder Technology Innovation Fund dated May 31, 2001 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. The Annual Report to Shareholders may be obtained without charge by calling 1-800-SCUDDER.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

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THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies....................................................................1
         Scudder Health Care Fund.....................................................................................1
         Scudder Technology Innovation Fund...........................................................................2
         Master/feeder Structure......................................................................................2
         Interfund Borrowing and Lending Program......................................................................2
         Specialized Investment Techniques............................................................................3
         Investment Restrictions.....................................................................................14

PURCHASES............................................................................................................15
         Additional Information About Opening an Account.............................................................15
         Additional Information About Making Subsequent Investments..................................................15
         Minimum Balances............................................................................................17
         Additional Information About Making Subsequent Investments By Quickbuy......................................17
         Checks......................................................................................................18
         Wire Transfer of Federal Funds..............................................................................18
         Share Price.................................................................................................18
         Share Certificates..........................................................................................18
         Other Information...........................................................................................18

EXCHANGES AND REDEMPTIONS............................................................................................19
         Exchanges...................................................................................................19
         Redemption By Telephone.....................................................................................20
         Redemption By QuickSell.....................................................................................20
         Redemption By Mail Or Fax...................................................................................21
         Redemption-in-Kind..........................................................................................21
         Special Redemption and Exchange Information.................................................................21
         Other Information...........................................................................................22

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................22
         Internet Access.............................................................................................22
         Dividends and Capital Gains Distribution Options............................................................23
         Transaction Summaries.......................................................................................23

SPECIAL PLAN ACCOUNTS................................................................................................23
         Scudder Retirement Plans: Profit-Sharing and Money Purchase.................................................23
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........24
         Self-Employed Individuals...................................................................................24
         Scudder IRA: Individual Retirement Account..................................................................24
         Scudder Roth IRA: Individual Retirement Account.............................................................24
         Scudder 403(b) Plan.........................................................................................25
         Automatic Withdrawal Plan...................................................................................25
         Group or Salary Deduction Plan..............................................................................25
         Automatic Investment Plan...................................................................................26
         Uniform Transfers/Gifts to Minors Act.......................................................................26

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................26

PERFORMANCE INFORMATION..............................................................................................27
         Average Annual Total Return.................................................................................27
         Cumulative Total Return.....................................................................................27
         Total Return................................................................................................28
         Comparison of Fund Performance..............................................................................28

ORGANIZATION OF THE FUNDS............................................................................................29


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                          TABLE OF CONTENTS (continued)
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INVESTMENT ADVISOR...................................................................................................30
         AMA InvestmentLink(SM) Program..............................................................................33
         Code of Ethics..............................................................................................33
         Administrative Fee..........................................................................................33

TRUSTEES AND OFFICERS................................................................................................34

REMUNERATION.........................................................................................................36
         Responsibilities of the Board-- Board and Committee Meetings................................................36
         Compensation of Officers and Trustees.......................................................................37

DISTRIBUTOR..........................................................................................................37

TAXES................................................................................................................38

PORTFOLIO TRANSACTIONS...............................................................................................41
         Brokerage Commissions.......................................................................................41
         Portfolio Turnover..........................................................................................43

NET ASSET VALUE......................................................................................................43

ADDITIONAL INFORMATION...............................................................................................44
         Experts.....................................................................................................44
         Other Information...........................................................................................44

FINANCIAL STATEMENTS.................................................................................................45

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

Scudder Health Care Fund and Scudder Technology Innovation Fund (each a "Fund," collectively the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust"), an open-end management investment company, which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Health Care Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class I shares. Scudder Technology Innovation Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C shares. Only Class S and AARP shares are offered herein. Each class has its own important features and policies. Shares of Class AARP are especially designed for members of AARP.

Except as otherwise indicated, each Fund's objective and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that either Fund will achieve its objective. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. ("the Advisor), in its discretion, might, but is not required to, use in managing a Fund's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

General Investment Objective and Policies

Scudder Health Care Fund

Scudder Health Care Fund's ("Health Care Fund") investment objective is to seek long-term growth of capital primarily through investment in common stocks of companies that are engaged primarily in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. Health Care Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

Health Care Fund invests in the equity securities of health care companies located throughout the world. In the opinion of the Advisor, investments in the health care industry offer potential for significant growth due to favorable demographic trends, technological advances in the industry, and innovations by companies in the diagnosis and treatment of illnesses.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.

The Fund may not borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes, as determined by the Trustees. The Fund may engage up to 5% of its total assets in reverse repurchase agreements or dollar rolls.

Scudder Technology Innovation Fund

Scudder Technology Innovation Fund's ("Technology Innovation Fund") investment objective is to seek long-term growth of capital primarily through investment in common stocks of companies engaged in the development, production or distribution of technology-related products or services. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.

The Fund may not borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes, as determined by the Trustees. The Fund may engage up to 5% of its total assets in reverse repurchase agreements or dollar rolls.

Master/feeder Structure

The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program

Each Fund has received exemptive relief from the SEC which permits each Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent each Fund is actually engaged in borrowing through the interfund lending program, each Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that each Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Funds' ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that the Funds' aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Specialized Investment Techniques

Concentration. Each Fund "concentrates," for purposes of the Investment Company Act of 1940 (the "1940 Act"), its assets in securities related to a particular industry (see list on page 1 for Health Care Fund and page 2 for Technology Innovation Fund), which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. For a more detailed discussion of the risks associated with a particular industry, please see "The Funds' Investment Objectives And Policies."

Common Stocks. Under normal circumstances, each Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a Fund's objective of long-term capital appreciation, each Fund may invest up to 20% of that Fund's total assets in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. Each Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Advisor.

Convertible Securities. Each Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations a Fund may purchase.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

For purposes of the 1940 Act a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Borrowing. Each Fund may borrow only when the Advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by each Fund will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.
As a matter of non-fundamental policy, a Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although a Fund may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

Each Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between each Fund's decision to sell a restricted or illiquid security and the point at which each Fund is permitted or able to sell such security, each Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. Each Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, each Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Real Estate Investment Trusts. The Health Care Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Short Sales Against the Box. Each Fund may make short sales of common stocks if, at all times when a short position is open, each applicable Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to each Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. Each Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which each Fund may enter into short sales against the box.

Depository Receipts. Each Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") and other types of Depository Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depository Receipts"). Prices of unsponsored Depositary Receipts may be more volatile than if the issuer of the underlying securities sponsored them. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by each Fund was not exercised by the date of its expiration, each Fund would lose the entire purchase price of the warrant.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued", "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by each Fund to the issuer and no interest accrues to each Fund. When each Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of each Fund are held in cash pending the settlement of a purchase of securities, each Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time each Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. Each Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in each Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Neither Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that each Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when each Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by each Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, each Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions

Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of a Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Each Fund has elected to be classified as a non-diversified series of an open-end investment company. Each Fund's policy to "concentrate" its assets in securities related to a particular industry is a fundamental policy.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

As a matter of fundamental policy, each Fund may not:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(5)      purchase   physical   commodities  or  contracts  related  to  physical
         commodities; or

(6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

Each Fund may not, as a matter of nonfundamental policy:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(7) lend portfolio securities in an amount greater than 5% of its total assets.

                                    PURCHASES

Additional Information About Opening an Account

All new investors in Class AARP of each Fund are required to provide an AARP membership number on their account application.

In addition, Class S shares of each Fund will generally not be available to new investors.

The  following  investors  may  continue to  purchase  Class S shares of Scudder
Funds:

         1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

         2. Investors may purchase Class S shares of any Scudder Fund through any broker-dealer or service agent account until June 30, 2001. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

         3.       Any   retirement,    employee   stock,    bonus   pension   or
                  profit-sharing plans.

         4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

         5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

         7. Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc. or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

         8. Registered investment advisors ("RIAs") may continue to purchase Class S shares of Scudder Funds for all clients until June 30, 2001. After June 30, 2001, RIAs may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

         9. Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

         10. Scudder Investors Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S shares must call 1-800-225-5163 to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to a Fund.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. The Fund's Board of Directors may change these amounts. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

         o for Class S, assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

         o redeem all shares in Class AARP accounts below $1,000 and in non-retirement Class S accounts below $2,500 and in retirement accounts below $250 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments By Quickbuy

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone (minimum $50 and maximum $25,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing an QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Investors interested in making subsequent investments in Class AARP should call 1-800-253-2277 for further instruction.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of a Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately, and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to a Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations a certification of exempt status), will be returned to the investor. The Funds reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

Exchanges are comprised of a redemption from one Scudder Fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $50 or more for Class S and Class AARP. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS." Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-SCUDDER (for Class S) or 1-800-253-2277 (Class
AARP).

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption By Telephone

This privilege of redeeming shares by telephone or written request may not be used if the shareholder's account has had an address change within 15 days of the redemption request without a signature guarantee. Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. Wire redemptions must be for at least $1,000. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a)      NEW INVESTORS  wishing to establish  the telephone  redemption
                  privilege  must  complete  the  appropriate   section  on  the
                  application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared, which may take up to seven business days.

Redemption By QuickSell

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $50. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, Shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption By Mail Or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind

The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Special Redemption and Exchange Information

In general, shares of each Fund may be exchanged or redeemed at net asset value. However, shares of each Fund held for less than one year are redeemable at a price equal to 99% of the then current net asset value per share. This 1% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge and is not a commission paid to the Advisor or its subsidiaries. Each Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders

Other Information

If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. A wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC has by order permitted such a suspension for the protection of the Trust's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.myScudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web sites. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

Each Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned undeliverable.

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional Shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the Fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

                              SPECIAL PLAN ACCOUNTS

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund's distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase

Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.


Self-Employed Individuals

Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions to an IRA of up to the maximum contribution amount described below for each year prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute up to the maximum contribution amount of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to the maximum contribution amount per individual for married couples, even if only one spouse has earned income). The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005.

Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code. A single individual earning below $95,000 can contribute up to the maximum contribution amount per year to a Roth IRA. The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008.

After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can each contribute the full maximum contribution amount each year (for example, in 2001 each spouse could contribute $2,000 to his or her IRA, for aggregate IRA contributions of $4,000). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed the maximum contribution amount. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who completed the rollover in 1998 were allowed to spread the tax payments over a four-year period. Since 1999, all taxes on such a rollover have had to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of a Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares and Class AARP shares.

Shareholders may arrange to make periodic investments in Class AARP of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 a month if they establish a plan with a minimum automatic investment of at least $50 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

If a Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than such an amount.

Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by a Fund, to the extent permissible, as part of that Fund's deduction for dividend paid on its federal tax return.

The Trust intends to distribute a Fund's investment company taxable income and any net realized capital gains in December, although an additional distribution may be made if necessary. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes.

In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year and the life of a Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

                    T        =        Average Annual Total Return
                    P        =        a hypothetical initial payment of $1,000
                    n        =        number of years
                    ERV      =        ending  redeemable  value:  ERV  is the
                                      value,   at  the  end  of  the  applicable
                                      period,    of   a   hypothetical    $1,000
                                      investment made at the beginning of the applicable period.

          Average Annual Total Return for the period ended May 31, 2001

                                              One Year              Life of Fund
                                              --------              ------------

Scudder Health Care Fund*
     Class S                                   14.88%                 18.89%(1)
Scudder Technology Innovation Fund*
     Class S*                                  -43.13%                22.59%(1)

(1)    For the period beginning March 2, 1998 (commencement of operations).

* The Advisor maintained expenses for each Fund for the fiscal period ended May 31, 1999. The average annual total return for the life of Class S, had the Advisor not maintained Fund expenses, would have been lower.

Cumulative Total Return

Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
Where:

                  C        =        Cumulative Total Return
                  P        =        a hypothetical initial investment of $1,000
                  ERV      =        ending  redeemable  value:  ERV  is the
                                    value,   at  the  end  of  the  applicable
                                    period,    of   a   hypothetical    $1,000
                                    investment made at the beginning of the applicable period.

            Cumulative Total Return for the period ended May 31, 2001

                                                One Year            Life of Fund
                                                --------            ------------

Scudder Health Care Fund*
     Class S                                     14.88%               75.39%^(1)
     Class AARP                                                      -15.48%^(2)
Scudder Technology Innovation Fund*
     Class S                                    -43.13%               93.73%^(1)
     Class AARP                                                       -54.17^(2)

^(1)     For the period beginning March 2, 1998 (commencement of operations).

^(2) For the period beginning October 2, 2000 (commencement of sales of Class AARP shares).

* The Advisor maintained expenses for each Fund for the fiscal period ended May 31, 1999. The cumulative total return for the life of each Fund, had the Advisor not maintained Fund expenses, would have been lower.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Quotations of a Fund's performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of a Fund's expenses.

Comparison of Fund Performance

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, Trustees and officers of the Trust, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

The Funds may be advertised as an investment choice in Scudder's college planning program.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds.

                            ORGANIZATION OF THE FUNDS

The Funds are non-diversified series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into five series: Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund. Scudder Health Care Fund is further divided into six classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class I. Scudder Technology Innovation Fund is divided into five classes: Class AARP, Class S, Class A, Class B and Class C.

The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of the Funds (or class thereof) has equal rights with each other share of that Fund (or class) as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Funds' prospectus.

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.

The Trustees, in their discretion, may authorize the division of shares of the Funds (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The Declaration of Trust provides that obligations of a Fund are not binding upon the Trustees individually but only upon the property of a Fund, that a Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that a Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

                               INVESTMENT ADVISOR

Zurich Scudder Investments, Inc. (the "Advisor"), formerly Scudder Kemper Investments, Inc., an investment counsel firm, acts as investment advisor to each Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U.
S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open- and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

In certain cases, the investments for each Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of each Fund can be expected to vary from those of these other mutual funds.


In addition, in certain cases, the investments for a Fund are managed by the same individuals (the "Hedge Fund Portfolio Managers") who manage one or more unregistered pooled investment vehicles ("hedge funds") advised by the Advisor. Conflicts can arise when a hedge fund effects a short sale of securities, if such securities are held long by a Fund. When Fund long positions are sold after the hedge fund sells the same security short, the trade could adversely affect the long positions held by the Fund. The Advisor has implemented written policies and procedures designed to reduce a Fund's risk related to these transactions, including a general policy that hedge fund and non-hedge fund accounts be treated fairly.

To effectuate this policy, the Advisor has adopted certain procedures that apply to "Tactical Transactions," i.e., hedge fund transactions involving the short sales of securities that are held as long investments in a non-hedge fund account or mutual fund managed by a Hedge Fund Portfolio Manager. These transactions are subject to documentation and post transaction review. Tactical Transactions that conform to these procedures are considered Pre-Approved Tactical Transactions. Any other Tactical Transaction requires written pre-approval by certain company officials.


Upon consummation of the B.A.T transaction on September 7, 1998, each Fund's existing investment management agreement with the Advisor were deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements with the Advisor, which were substantially identical to the current investment management agreements, except for the date of execution and termination. These agreements became effective on September 7, 1998 upon the termination of the then current investment management agreements and were approved at a shareholder meeting held on December 15, 1998.

The present investment management agreements dated October 2, 2000 (the "Agreements") for each Fund were last approved by the Trustees on August 14, 2001. The Agreements will continue in effect until September 30, 2002 and will continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides a Fund with continuing investment management for a Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to a Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under the Agreements, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters;
monitoring the valuation of securities and the calculation of the NAV; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Trust affiliated with the Advisor and makes available, without expense to each Fund, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides each Fund's office space and facilities.

Prior to October 2, 2000, for the above services, Health Care Fund and Technology Innovation Fund each paid the Advisor an annual fee equal to 0.85% of average daily net assets payable monthly, provided each Fund will make interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Advisor had agreed until September 30, 2000 to maintain the total annualized expenses of each of the Health Care Fund and Technology Innovation Fund at no more than 1.75%, of the average daily net assets of each Fund. For the year ended May 31, 2000, the Advisor did not impose a portion of its management fee for Health Care Fund, which amounted to $16,645, and the amount imposed aggregated $492,222. For the year ended May 31, 2000, the management fee for Technology Innovation Fund amounted to $3,470,232.

Effective October 2, 2000, Health Care Fund pays the Advisor a fee equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Technology Innovation Fund pays the Advisor a fee equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets, 0.80% on the next $500,000,000, 0.75% on the next $500,000,000,
0.70% on the next $500,000,000 and 0.65% of such net assets in excess of $2, 000,000,000, computed and accrued daily and payable monthly.

For the year ended May 31, 2001, the management fees for Health Care Fund and Technology Innovation Fund aggregated $1,772,283 and $5,718,033, respectively, which was equivalent to annual effective rates of 0.85% and 0.84% of each Fund's average daily net assets. In addition the Advisor reimbursed Technology Innovation Fund $501,810 for losses incurred in connection with certain portfolio transactions.

Under the Agreements, the Funds are responsible for all of their other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds' accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Funds who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Funds may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. The Funds are also responsible for the expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and the expenses incurred in connection with litigation, proceedings and claims and the legal obligation they may have to indemnify their officers and Trustees of Funds with respect thereto.

The Agreements identify the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Funds, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning such Management Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of that Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP
Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

AMA InvestmentLink(SM) Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Fee

Each Fund has entered into administrative services agreements (the "Administrative Agreements"), with the Advisor pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by a Fund (other than those provided by the Advisor under its investment management agreements with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.35% of its average daily net assets for each Fund. One effect of these arrangements is to make each Fund's future expense ratio more predictable. The Administrative Fee became effective on October 2, 2000 for each of the Funds. The details of the proposal (including expenses that are not covered) are set out below.

Various third party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank holds the portfolio securities of the Funds, pursuant to a custodian agreement.
PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services.

The Advisor will pay the Service Providers for the provision of their services to the Funds and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Each Administrative Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by a Fund to the Advisor pursuant to the Administrative Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Funds will not be borne by the Advisor under the Administrative Agreements, such as taxes, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.



                              TRUSTEES AND OFFICERS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Henry P. Becton, Jr. (57)         Trustee                 President, WGBH Educational Foundation  --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (49)+*          Chairperson,            Managing Director of Zurich Scudder     Director and Senior
                                  President and Trustee   Investments, Inc.                       Vice President

Dawn-Marie Driscoll (54)          Trustee                 Executive Fellow, Center for Business   --
4909 SW 9th Place                                         Ethics, Bentley College; President,
Cape Coral, FL  33914                                     Driscoll Associates

Edgar R. Fiedler (72)             Trustee                 Senior Fellow and Economic Counselor,   --
50023 Brogden                                             The Conference Board, Inc.
Chapel Hill, NC

Keith R. Fox (47)                 Trustee                 General Partner, Exeter Group of        --
10 East 53rd Street                                       Funds
New York, NY  10022

Jean Gleason Stromberg (57)       Trustee                 Consultant; Director, Financial         --
3816 Military Road, NW                                    Institutions Issues, U.S. General
Washington, D.C.                                          Accounting Office (1996-1997);
                                                          Partner, Fulbright & Jaworski (law
                                                          firm) (1978-1996)

Jean C. Tempel (58)               Trustee                 Managing  Director, First Light         --
One Boston Place 23rd Floor                               Capital (venture capital firm)
Boston, MA 02108

Steven Zaleznick (46)*            Trustee                 President and CEO, AARP Services, Inc.  --
601 E Street
Washington, D.C. 20004

John R. Hebble (43)+              Treasurer               Senior Vice President of Zurich         Assistant Treasurer
                                                          Scudder Investments, Inc.


                                       34

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Caroline Pearson (39)+            Assistant Secretary     Managing Director of Zurich Scudder     Clerk
                                                          Investments, Inc.; Associate, Dechert
                                                          Price & Rhoads (law firm) 1989 - 1997

John Millette (38)+               Vice President and      Vice President of Zurich Scudder        --
                                  Secretary               Investments, Inc.

Thomas V. Bruns (44)***           Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

William F. Glavin (43) +          Vice President          Managing Director of Zurich Scudder     Vice President
                                                          Investments, Inc.

Thomas Lally (34)                 Vice President          Managing Director of Zurich Scudder     Vice President
                                                          Investments, Inc.

James E. Masur (41) +             Vice President          Senior Vice President of Zurich         --
                                                          Scudder Investments, Inc.

Kathryn L. Quirk (48) ++          Vice President and      Managing Director of Zurich Scudder     Vice President,
                                  Assistant Secretary     Investments, Inc.                       Director, Chief Legal
                                                                                                  Officer and Secretary

Howard Schneider (44) +           Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

Brenda Lyons (38) +               Assistant Treasurer     Senior Vice President of Zurich         --
                                                          Scudder Investments, Inc.

Peter Chin (59) ++                Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

J. Brooks Dougherty (42) ++       Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

James E. Fenger (42) ***          Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

Sewall Hodges (46) ++             Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

Robert L. Horton (35)             Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

Blair J. Treisman (33)            Vice President          Managing Director of Zurich Scudder     --
                                                          Investments, Inc.

Robert D. Tymoczko (31)           Vice President          Senior Vice President of Zurich         --
                                                          Scudder Investments, Inc.

* Ms. Coughlin and Mr. Zaleznick are considered by the Funds and their counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts

++       Address:  345 Park Avenue, New York, New York


***      Address: 222 South Riverside Plaza, Chicago, Illinois

#        Address: 101 California Street Suite 4100 San Francisco, California

The Trustees and officers of the Funds also serve in similar capacities with other Scudder Funds.

As of August 31, 2001, all Trustees and officers of the Funds, as a group, owned beneficially (as that term is defined in Section 13 (d) of the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of Technology Innovation Fund and Health Care Fund.

To the best of the Trust's knowledge, except at stated below, no person owned of record more than 5% or more of the outstanding shares of any class of any Fund. They may be deemed to be the beneficial owner of certain of these shares.

Name                                      Fund                   Class             Shares                 Percentage
----                                      ----                   -----             ------                 ----------

Charles Schwab & Co.         Technology Innovation Fund            S              1,460,125                 7.82%
101 Montgomery Street
San Francisco, CA 94101

Charles Schwab & Co.         Health Care Fund                      S              1,065,693                12.14%
101 Montgomery Street
San Francisco, CA 94101

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Advisor. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 2000 from the Trust and from all of the Scudder funds as a group.


Name                         Scudder Securities Trust*      All Scudder Funds
----                         -------------------------      -----------------

Henry P. Becton, Jr. **                $3,370              $159,093 (30 funds)
Dawn-Marie Driscoll**                  $5,421              $157,162 (30 funds)
Edgar R. Fiedler**                     $3,796              $303,974 (29 funds)+
Keith R. Fox                          $30,313              $181,913 (23 funds)
Jean Gleason Stromberg**               $3,370              $100,371 (16 funds)
Jean C. Tempel**                       $3,370              $152,487 (30 funds)

* Scudder Securities Trust consists of five funds: Scudder Development Fund, Scudder Health Care Fund, Scudder Technology Innovation Fund, Scudder Small Company Value Fund and Scudder 21st Century Growth Fund.

** Newly-elected Trustee. On July 11, 2000, shareholders of each Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly constituted Board of Trustees.

+ As of December 31, 2000, Mr. Fiedler had a total of $2,003 accrued over the prior year through a deferred compensation program for serving on the board of Scudder Money Market Trust, formerly known as Scudder Funds, Inc. During the year ended December 31, 2000, Mr. Fiedler had a total of $174,960.91 previously accrued in a deferred compensation program serving on the board of the Scudder Money Market Trust.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR

The Trust has an underwriting agreement with Scudder Investor Services, Inc., a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 remained in effect until September 30, 2001 and will remain in effect from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of a Fund. The underwriting agreement was last approved by the Trustees on August 14, 2001.

Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions
(unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Funds, unless a Rule 12b-1 Plan is in effect which provides that the Funds shall bear some or all of such expenses.

As agent, the Distributor currently offers shares of the Funds on a continuous basis to investors in all states in which shares of a Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Funds.

                                      TAXES

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such since its inception. They intend to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

From November 1, 2000 through May 31, 2001, the Scudder Health Care and Scudder Technology Innovation Fund incurred approximately $17,593,000 and $150,800,000, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2002.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, that Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by a Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or
(ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level in 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. The $2000 limit on contributions (whether deductible or nondeductible) is increased to $3,000 for 2002 through 2004. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years. In addition, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006.There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in the Fund's portfolio similar to the property underlying the put option. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a

"straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. Moreover, on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

Positions  of a Fund which  consist of at least one  position  not  governed  by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated are ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A portion of the difference between the issue price of zero coupon securities and their face value (the "original issue discount") is considered to be income to a Fund each year, even thought the Fund will not receive cash interest payments from the securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Funds which must be distributed to shareholders in order to maintain the qualification of the Funds as regulated investment companies and to avoid federal income tax at the Fund's level.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or deposition, would be taxed to a Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of a foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by the Fund as a dividend to its shareholders.

Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, each Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds a Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gains on dispositions as ordinary income which is not subject to a fund-level tax when distributed to shareholders as a dividend. Alternatively, the Funds may elect to include as income and gains their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Dividend and interest income received by a Fund from services outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate those foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

Each Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30.5% (30% for 2002 and 2003) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Fund may be subject to state and local taxes on distributions received from that Fund and on redemptions of the Fund's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for each Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by each Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by each Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or each Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for each Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or each Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of each Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to each Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to each Fund.

For the fiscal period ended May 31, 1999, Health Care Fund paid brokerage commissions of $74,815. For Health Care Fund, $39,415 (53% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The amount of such transactions aggregated $120,200,875 (53% of all transactions).

For the fiscal period ended May 31, 1999 Technology Innovation Fund paid brokerage commissions of $75,697. For Technology Innovation Fund, $53,131 (70% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The amount of such transactions aggregated $208,104,964 (72% of all transactions).

For the fiscal period ended May 31, 2000, Health Care Fund paid brokerage commissions of $107,532. For Health Care Fund, for the fiscal period ended May 31, 2000, $68,820 (64% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The amount of such transactions aggregated $130,315,477 (67% of all transactions).

For the fiscal period ended May 31, 2000 Technology Innovation Fund paid brokerage commissions of $212,095. For Technology Innovation Fund, for the fiscal period ended May 31, 2000, $172,702 (81% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The amount of such transactions aggregated $688,292,450 (67% of all transactions).

For the fiscal period ended May 31, 2001, Health Care Fund paid brokerage commissions of $227,421. For the fiscal period ended May 31, 2001, $146,422 (64.34% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The total amount of brokerage transactions aggregated, for the fiscal year ended May 31, 2001 was $423,846,287, of which $149,379,024 (35.24%)
were transactions which included research commissions. For the fiscal period ended May 31, 2001, Technology Innovation Fund paid brokerage commissions of $869,605. For the fiscal period ended May 31, 2001, $558,970 (64.28% of the total brokerage
commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The total amount of brokerage transactions aggregated, for the fiscal year ended May 31, 2001 was $2,773,379,773 of which $1,480,406,799 (53.38% of all transactions) were transactions which included research commissions.

The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover

The portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal period ended May 31, 1999 for Health Care Fund and Technology Innovation Fund were 133% and 135%, respectively. For the fiscal period ended May 31, 2000 the portfolio turnover rates for Health Care Fund and Technology Innovation Fund were 142% and 83%, respectively. For the fiscal period ended May 31, 2001 the portfolio turnover rates for Health Care Fund and Technology Innovation Fund were 65% and 165%, respectively. Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet a Fund's objective.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             ADDITIONAL INFORMATION
Experts

The financial highlights of the Funds included in the Funds' prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with accepted auditing standards generally accepted in the United States of America and the preparation of federal tax returns.

Other Information

Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of Scudder Health Care Fund -- Class S is 811196-60-9.

The  CUSIP  number  of  Scudder  Technology   Innovation  Fund  --  Class  S  is
811196-70-8.

The CUSIP number of Scudder Health Care Fund - Class AARP is 811196-86-4.

The CUSIP number of Scudder Technology Innovation Fund -- Class AARP is 811196-85-6.

Each Fund has a fiscal year end of May 31.

Dechert acts as counsel for the Funds.

The Funds employ State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as Custodian.

Costs of $28,000 and $28,000 incurred by Health Care Fund and Technology Innovation Fund, respectively, in conjunction with their organization are amortized over the five-year period beginning January 5, 1998.

Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts, 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Funds. SSC also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administration Agreements, the Funds each paid SSC an annual fee for each account maintained for a participant. For the year ended May 31, 1999, SSC imposed its fee for Health Care Fund and Technology Innovation Fund aggregating $303,720 and $402,981, respectively. For the year ended May 31, 2000, SSC imposed its fee for Health Care Fund and Technology Innovation Fund aggregating $334,505 and $1,304,080.

The Fund(s), or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

Annual service fees are paid by the Funds to Scudder Trust Company, Two International Place, Boston, Massachusetts, 02110-4103, an affiliate of the Advisor, for certain retirement plan accounts.

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset values for the Funds. Prior to the implementation of the Administration Agreements, each Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended May 31, 1999, SFAC imposed its fees for Health Care Fund and Technology Innovation Fund aggregating $37,500 and $39,654, respectively,. For the year ended May 31, 2000, SFAC imposed its fees for Health Care Fund and Technology Innovation Fund aggregating $43,815 and $73,522, respectively. For the year ended May 31, 2001, SFAC imposed its fee for Health Care Fund and Technology Innovation Fund aggregating $18,676 and $34,973, respectively, of which all was paid at May 31, 2001.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios, of Health Care Fund and Technology Innovation Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated May 31, 2001 are incorporated herein by reference, and are hereby deemed to be a part of this Statement of Additional Information.